                                                                  EXECUTION COPY

EXHIBIT 4.10 - REGISTRATION RIGHTS AGREEMENT RELATING TO THE SENIOR NOTES DUE
2013, DATED AS OF OCTOBER 27, 2003, BY AND AMONG METALDYNE CORPORATION AND THE
OTHER PARTIES NAMED THEREIN.

                          REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT, dated October 27, 2003 (the
"Agreement"), is entered into by and among Metaldyne Corporation, a Delaware corporation (the "Company"), each of the Company's subsidiaries listed on
Schedule I hereto (such subsidiaries, the "Guarantors"), Credit Suisse First
Boston LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc.
(collectively, the "Initial Purchasers").

     The Company, the Guarantors and the Initial Purchasers are parties to the
Purchase Agreement, dated October 20, 2003 (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchasers of $150,000,000
aggregate principal amount of the Company's 10% Senior Notes due 2013 (the
"Securities"), which will be fully and unconditionally guaranteed on an unsecured senior basis by each of the Guarantors (the "Guarantees"). As an inducement to the Initial Purchasers (including the Market-Maker (as defined herein)) to enter into the Purchase Agreement, the Company and the Guarantors have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase
Agreement.

     In consideration of the foregoing, the parties hereto agree as follows:

Section 1. Definitions.

     As used in this Agreement, the following terms shall have the following meanings:

     "Business Day" shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

     "Closing Date" shall mean the Closing Date as defined in the Purchase
Agreement.

     "Company" shall have the meaning set forth in the preamble and shall also include the Company's successors.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     "Exchange Date" shall have the meaning set forth in Section 2(a)(ii)
hereof.

     "Exchange Offer" shall mean the exchange offer by the Company and the
Guarantors of Exchange Securities for Registrable Securities pursuant to Section
2(a) hereof.

     "Exchange Offer Registration" shall mean a registration under the
Securities Act effected pursuant to Section 2(a) hereof.

     "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case, including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

     "Exchange Securities" shall mean the 10% Senior Notes due 2013 issued by the Company and guaranteed by the Guarantors under the Indenture containing terms identical to the Securities and the Guarantees (except that the Exchange
Securities will not be subject to restrictions on transfer or to any increase in annual interest rate for failure to comply with this Agreement) and to be offered to Holders of Securities in exchange for Securities pursuant to the
Exchange Offer.

     "Guarantors" shall have the meaning set forth in the preamble and shall also include any successors to the Guarantors.

     "Holders" shall mean the Initial Purchasers, for so long as they own any
Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become owners of Registrable Securities under the
Indenture; provided that for purposes of Sections 4 and 6 of this Agreement, the term "Holders" shall include Participating Broker-Dealers.

     "Indemnified Person" shall have the meaning set forth in Section 6(c)
hereof.

     "Indemnifying Person" shall have the meaning set forth in Section 6(c)
hereof.

     "Indenture" shall mean the Indenture relating to the Securities, dated as of October 27, 2003, among the Company, the Guarantors and The Bank of New York, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

     "Initial Purchasers" shall have the meaning set forth in the preamble.

     "Inspector" shall have the meaning set forth in Section 3(m) hereof.

     "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable
Securities is required hereunder, Registrable Securities owned directly or indirectly by the Company or any of its affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

     "Participating Broker-Dealers" shall have the meaning set forth in Section
4(a) hereof.

     "Person" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     "Purchase Agreement" shall have the meaning set forth in the preamble.

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     "Prospectus" shall mean the prospectus included in a Registration
Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the
Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein. This term, except where the context otherwise requires, shall also include any prospectus (or any amendment or supplement thereto) filed with the SEC pursuant to Section 5 hereof.

     "Registrable Securities" shall mean the Securities; provided that the
Securities shall cease to be Registrable Securities (i) when a Registration
Statement with respect to such Securities has been declared effective under the
Securities Act and such Securities have been exchanged or disposed of pursuant to such Registration Statement, (ii) when such Securities have been sold pursuant to Rule 144 or are eligible for resale pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act or
(iii) when such Securities cease to be outstanding.

     "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Company and the Guarantors with this
Agreement, including without limitation: (i) all SEC, stock exchange or National
Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any
Underwriters or Holders in connection with blue sky qualification of any
Exchange Securities or Registrable Securities), (iii) all expenses of any
Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Company and the
Guarantors and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial
Purchasers) and (viii) the fees and disbursements of the independent public accountants of the Company and the Guarantors, including the expenses of any special audits or "comfort" letters required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause
(ii) above) or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable
Securities by a Holder.

     "Registration Statement" shall mean any registration statement of the
Company and the Guarantors that covers any of the Exchange Securities or
Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

     "SEC" shall mean the Securities and Exchange Commission.

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     "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

     "Shelf Registration" shall mean a registration effected pursuant to Section
2(b) hereof.

     "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company and the Guarantors that covers all the Registrable Securities
(but no other securities unless approved by the Holders whose Registrable
Securities to be covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the
Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

     "Staff" shall mean the staff of the SEC.

     "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended from time to time.

     "Trustee" shall mean the trustee with respect to the Securities under the
Indenture.

     "Underwriter" shall have the meaning set forth in Section 3 hereof.

     "Underwritten Offering" shall mean an offering in which Registrable
Securities are sold to an Underwriter for reoffering to the public.

Section 2. Registration Under the Securities Act.

     (a) To the extent not prohibited by any applicable law or applicable interpretations of the Staff, the Company and the Guarantors shall use their reasonable best efforts to (i) cause to be filed an Exchange Offer Registration
Statement covering an offer to the Holders to exchange all the Registrable
Securities for Exchange Securities and (ii) have such Registration Statement remain effective until the closing of the Exchange Offer. The Company and the
Guarantors shall commence the Exchange Offer promptly after the Exchange Offer
Registration Statement is declared effective by the SEC and use their reasonable best efforts to complete the Exchange Offer not later than 60 days after such effective date.

     The Company and the Guarantors shall commence the Exchange Offer by mailing the related Prospectus, appropriate letters of transmittal and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

          (i)  that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not properly withdrawn will be accepted for exchange;

          (ii) the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed)
               (each, an "Exchange Date");

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          (iii) that any Registrable Security not tendered will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement;

          (iv) that any Holder electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to surrender such
               Registrable Security, together with the appropriate letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) and in the manner specified in the notice, prior to the close of business on the last Exchange Date; and

          (v)  that any Holder will be entitled to withdraw its election, not later than the close of business on the last Exchange Date, by sending to the institution and at the address (located in the
               Borough of Manhattan, The City of New York) specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of
               Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such
               Securities exchanged.

     As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Company and the Guarantors that (i) any Exchange
Securities to be received by it will be acquired in the ordinary course of its business, (ii) at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution
(within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (iii) it is not an
"affiliate" (within the meaning of Rule 405 under Securities Act) of the Company or any Guarantor and (iv) if such Holder is a broker-dealer that will receive
Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making or other trading activities, then such Holder will deliver a Prospectus in connection with any resale of such
Exchange Securities.

     As soon as practicable after the last Exchange Date, the Company and the
Guarantors shall:

          (i)  accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the
               Exchange Offer; and

          (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and issue, and cause the
               Trustee to promptly authenticate and deliver to each Holder,
               Exchange Securities equal in principal amount to the principal amount of the Registrable Securities surrendered by such Holder.

     The Company and the Guarantors shall use their reasonable best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with

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the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate any applicable law or applicable interpretations of the Staff.

     (b) In the event that (i) the Company and the Guarantors determine that the
Exchange Offer Registration provided for in Section 2(a) above is not available or may not be completed as soon as practicable after the last Exchange Date because it would violate any applicable law or applicable interpretations of the
Staff, (ii) the Exchange Offer is not for any other reason completed by 210 days after the Closing Date or (iii) the Exchange Offer has been completed and in the opinion of counsel for the Initial Purchasers a Registration Statement must be filed and a Prospectus must be delivered by the Initial Purchasers in connection with any offering or sale of Registrable Securities held by the Initial
Purchasers, the Company and the Guarantors shall use their reasonable best efforts to cause to be filed as soon as practicable after such determination, date or notice of such opinion of counsel is given to the Company, as the case may be, a Shelf Registration Statement providing for the sale of all the
Registrable Securities by the Holders thereof (or Initial Purchasers that are holders thereof in the case of a Shelf Registration Statement filed pursuant to clause (iii) of this sentence) and to have such Shelf Registration Statement declared effective by the SEC.

     In the event that the Company and the Guarantors are required to file a
Shelf Registration Statement solely as a result of the matters referred to in clause (iii) of the preceding sentence, the Company and the Guarantors shall use their reasonable best efforts to file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration
Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchasers after completion of the Exchange Offer. The Company and the Guarantors agree to use their reasonable best efforts to keep the Shelf
Registration Statement continuously effective until the expiration of the period referred to in Rule 144(k) under the Securities Act with respect to the
Registrable Securities or such shorter period that will terminate when all the
Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement. The Company and the
Guarantors further agree to supplement or amend the Shelf Registration Statement and the related Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf
Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a
Holder of Registrable Securities with respect to information relating to such
Holder, and to use their reasonable best efforts to cause any such amendment to become effective and such Shelf Registration Statement and Prospectus to become usable as soon as thereafter practicable. The Company and the Guarantors agree to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

     (c) The Company and the Guarantors shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) and Section 2(b)
hereof. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's
Registrable Securities pursuant to the Shelf Registration Statement.

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     (d) An Exchange Offer Registration Statement pursuant to Section 2(a)
hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided that if, after it has been declared effective, the offering of
Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any court or other governmental or regulatory agency or body, such Registration
Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Securities pursuant to such
Registration Statement may legally resume.

     In the event that either the Exchange Offer is not completed or a Shelf
Registration Statement, if required hereby, is not declared effective within 210 days of the Closing Date, the interest rate on the Registrable Securities will be increased by 1.00% per annum until the Exchange Offer is completed or the
Shelf Registration Statement, if required hereby, is declared effective by the
SEC or the Securities become freely tradable under the Securities Act.

     (e) Without limiting the remedies available to the Initial Purchasers and the Holders, the Company and the Guarantors acknowledge that any failure by the
Company or the Guarantors to comply with their obligations under Section 2(a)
and Section 2(b) hereof may result in material irreparable injury to the Initial
Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's and the
Guarantors' obligations under Section 2(a) and Section 2(b) hereof.

Section 3. Registration Procedures.

     In connection with their obligations pursuant to Section 2(a) and Section
2(b) hereof, the Company and the Guarantors shall as expeditiously as possible:

     (a) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (x) shall be selected by the Company and the Guarantors, (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use their reasonable best efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof;

     (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such
Registration Statement effective for the applicable period in accordance with
Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable
Securities or Exchange Securities;

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     (c) in the case of a Shelf Registration, furnish to each Holder of
Registrable Securities, to counsel for the Initial Purchasers, to counsel for such Holders and to each Underwriter of an Underwritten Offering of Registrable
Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and the Company and the Guarantors consent to the use of such
Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Registrable Securities and any such
Underwriters in connection with the offering and sale of the Registrable
Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

     (d) use their reasonable best efforts to register or qualify the
Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by a
Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC; cooperate with the Holders in connection with any filings required to be made with the
National Association of Securities Dealers, Inc.; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Holder to complete the disposition in each such jurisdiction of the Registrable
Securities owned by such Holder; provided that neither the Company nor any
Guarantor shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

     (e) in the case of a Shelf Registration, notify each Holder of Registrable
Securities, counsel for such Holders and counsel for the Initial Purchasers promptly and, if requested by any such Holder or counsel, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a
Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company or any
Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Registrable
Securities cease to be true and correct in all material respects or if the
Company or any Guarantor receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period a Shelf Registration Statement is effective that makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading and (vi) of any determination by the Company or any Guarantor that a post-effective amendment to a Registration Statement would be appropriate;

                                        8

     (f) use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment and provide immediate notice to each Holder of the withdrawal of any such order;

     (g) in the case of a Shelf Registration, furnish to each Holder of
Registrable Securities, without charge, at least one conformed copy of each
Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested);

     (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as the selling Holders may reasonably request at least one
Business Day prior to the closing of any sale of Registrable Securities;

     (i) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(e)(iii) or 3(e)(v) hereof, use their reasonable best efforts to prepare and file with the SEC a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities, such
Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company and the Guarantors shall notify the Holders of Registrable Securities to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and such Holders hereby agree to suspend use of the Prospectus until the
Company and the Guarantors have amended or supplemented the Prospectus to correct such misstatement or omission;

     (j) a reasonable time prior to the filing of any Shelf Registration
Statement, any related Prospectus, any amendment to a Shelf Registration
Statement or amendment or supplement to a related Prospectus or of any document that is to be incorporated by reference into a Shelf Registration Statement or a related Prospectus after initial filing of a Shelf Registration Statement, provide copies of such document to the Initial Purchasers and their counsel and to the Holders of Registrable Securities and their counsel and make such of the representatives of the Company and the Guarantors as shall be reasonably requested by the Initial Purchasers or their counsel or the Holders of
Registrable Securities or their counsel available for discussion of such document; and the Company and the Guarantors shall not at any time after initial filing of a Shelf Registration Statement file any amendment to the Shelf
Registration Statement, any related Prospectus or any amendment of or supplement to a Shelf Registration Statement or a related Prospectus or any document that is to be incorporated by reference into a Shelf Registration Statement or a related Prospectus, of which the Initial Purchasers and their counsel and the
Holders of Registrable Securities and their counsel shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel or the Holders or their counsel shall reasonably object;

                                        9

     (k) obtain a CUSIP number for all Exchange Securities or Registrable
Securities, as the case may be, not later than the effective date of a
Registration Statement;

     (l) cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Registrable
Securities, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and
execute, and use their reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

     (m) in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Registrable Securities (an "Inspector"),
any Underwriter participating in any disposition pursuant to such Shelf
Registration Statement, and attorneys and accountants designated by the Holders, at reasonable times and in a reasonable manner, all pertinent financial and other records, pertinent documents and properties of the Company and the
Guarantors, and cause the respective officers, directors and employees of the
Company and the Guarantors to supply all information reasonably requested by any such Inspector, Underwriter, attorney or accountant in connection with a Shelf
Registration Statement; provided that if any such information is identified by the Company or any Guarantor as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of any Inspector, Holder or Underwriter;

     (n) in the case of a Shelf Registration, use their reasonable best efforts to cause all Registrable Securities to be listed on any securities exchange or any automated quotation system on which similar securities issued or guaranteed by the Company or any Guarantor are then listed if requested by the Majority
Holders, to the extent such Registrable Securities satisfy applicable listing requirements;

     (o) if reasonably requested by any Holder of Registrable Securities covered by a Registration Statement, promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such
Holder reasonably requests to be included therein and make all required filings of such Prospectus supplement or such post-effective amendment as soon as the
Company has received notification of the matters to be incorporated in such filing; and

     (p) in the case of a Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority in principal amount of the
Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an
Underwritten Offering and in such connection, (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such
Registrable Securities with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers

                                       10

to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Company and the Guarantors
(which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel)
addressed to each selling Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain "comfort" letters from the independent certified public accountants of the Company and the Guarantors (and, if necessary, any other certified public accountant of any subsidiary of the Company or any Guarantor, or of any business acquired by the Company or any Guarantor for which financial statements and financial data are or are required to be included in the
Registration Statement) addressed to each selling Holder and Underwriter of
Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with underwritten offerings and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the
Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company and the Guarantors made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

     In the case of a Shelf Registration Statement, the Company may require each
Holder of Registrable Securities to furnish to the Company such information regarding such Holder and the proposed disposition by such Holder of such
Registrable Securities as the Company and the Guarantors may from time to time reasonably request in writing.

     In the case of a Shelf Registration Statement, each Holder of Registrable
Securities agrees that, upon receipt of any notice from the Company and the
Guarantors of the happening of any event of the kind described in Section
3(e)(iii) or 3(e)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such
Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof and, if so directed by the Company and the
Guarantors, such Holder will deliver to the Company and the Guarantors all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

     If the Company and the Guarantors shall give any such notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement, the
Company and the Guarantors shall extend the period during which the Registration
Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions.
The Company and the Guarantors may give any such notice only twice during any
365-day period and any such suspensions shall not exceed 30 days for each suspension and there shall not be more than two suspensions in effect during any
365-day period.

     The Holders of Registrable Securities covered by a Shelf Registration
Statement who desire to do so may sell such Registrable Securities in an
Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers

                                       11

(the "Underwriters") that will administer the offering will be selected by the
Majority Holders of the Registrable Securities included in such offering and shall be reasonably acceptable to the Company and the Guarantors.

Section 4. Participation of Broker-Dealers in Exchange Offer.

     (a) The Staff has taken the position that any broker-dealer that receives
Exchange Securities for its own account in the Exchange Offer in exchange for
Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a "Participating Broker-Dealer") may be deemed to be an "underwriter" within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

     The Company and the Guarantors understand that it is the Staff's position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange
Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by
Participating Broker-Dealers to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

     (b) In light of the above, and notwithstanding the other provisions of this
Agreement, the Company and the Guarantors agree to amend or supplement the
Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(i), for a period of up to 180 days after the last Exchange Date (as such period may be extended pursuant to the penultimate paragraph of Section 3 of this Agreement), if requested by the
Initial Purchasers or by one or more Participating Broker-Dealers, in order to expedite or facilitate the disposition of any Exchange Securities by
Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above. The Company and the Guarantors further agree that
Participating Broker-Dealers shall be authorized to deliver such Prospectus during such period in connection with the resales contemplated by this Section
4; and

     (c) The Initial Purchasers shall have no liability to the Company, any
Guarantor or any Holder with respect to any request that they may make pursuant to Section 4(b) above.

Section 5. Market-Making.

     (a) For the sole benefit of Credit Suisse First Boston LLC (in such capacity, the "Market-Maker") or any of its affiliates (as defined in the rules and regulations of the SEC), so long as (x) any of the Registrable Securities or
Exchange Securities are outstanding (y) as the Market-Maker or any of its affiliates owns any equity securities of the Company, the Guarantors or any of their affiliates and proposes to make a market in the Registrable Securities or
Exchange Securities as part of its business in the ordinary course and (z) in the reasonable opinion of the Market-Maker's counsel, a market making prospectus would be required for the Market Maker to make a market in the Registrable
Securities or Exchange Securities in the ordinary course

                                       12

under applicable law or SEC interpretation of law, the following provisions shall apply for the sole benefit of the Market-Maker:

          (i)  The Company and the Guarantors shall (A) on the date that the
               Exchange Offer Registration Statement is filed with the SEC, file a registration statement (the "Market-Making Registration
               Statement") (which may be the Exchange Offer Registration
               Statement or the Shelf Registration Statement if permitted by the rules and regulations of the SEC) and use their reasonable best efforts to cause such Market-Making Registration Statement to be declared effective by the SEC on or prior to the consummation of the Exchange Offer; (B) periodically amend such Market-Making
               Registration Statement so that the information contained therein complies with the requirements of Section 10(a) under the
               Securities Act; (C) amend the Market-Making Registration
               Statement or supplement the related prospectus when necessary to reflect any material changes in the information provided therein;
               and (D) amend the Market-Making Registration Statement when required to do so in order to comply with Section 10(a)(3) of the
               Securities Act; provided, however, that the Company will provide the Market-Maker and its counsel with copies of the Market-Making
               Registration Statement and each amendment and supplement filed.

          (ii) The Company shall notify the Market-Maker (A) when any post-effective amendment to the Market-Making Registration
               Statement or any amendment or supplement to the related
               prospectus has been filed, and, with respect to any
               post-effective amendment, when the same has become effective; (B)
               of any request by the SEC for any post-effective amendment to the
               Market-Making Registration Statement, any supplement or amendment to the related prospectus or for additional information; (C) the issuance by the SEC of any stop order suspending the
               effectiveness of the Market-Making Registration Statement or the
               initiation of any proceedings for that purpose; (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities or
               Exchange Securities for sale in any jurisdiction or the
               initiation or threatening of any proceedings for such purpose;
               and (E) of the happening of any event that makes any statement made in the Market-Making Registration Statement, the related prospectus or any amendment or supplement thereto untrue or that requires the making of any changes in the Market-Making
               Registration Statement, such prospectus or any amendment or supplement thereto, in order to make the statements therein not misleading.

          (iii) If any event contemplated by Section 5(a)(ii)(B) through (E)
               occurs during the period for which the Company and the Guarantors are required to maintain an effective Market-Making Registration
               Statement, the Company and the Guarantors shall promptly prepare and file with the SEC a post-effective amendment to the
               Market-Making Registration Statement

                                       13

               or a supplement to the related prospectus or file any other required document so that the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (iv) In the event of the issuance of any stop order suspending the effectiveness of the Market-Making Registration Statement or of
               any order suspending the qualification of the Registrable
               Securities or Exchange Securities for sale in any jurisdiction, the Company and the Guarantors shall use promptly their
               commercially reasonable best efforts to obtain its withdrawal.

          (v)  The Company shall furnish to the Market-Maker, without charge,
               (i) at least one conformed copy of the Market-Making Registration
               Statement and any post-effective amendment thereto; and (ii) as many copies of the related prospectus and any amendment or supplement thereto as the Market-Maker may reasonably request.

          (vi) The Company and the Guarantors shall consent to the use of the prospectus contained in the Market-Making Registration Statement or any amendment or supplement thereto by the Market-Maker in connection with its market-making activities.

          (vii) Notwithstanding the foregoing provisions of this Section 5, the
               Company and the Guarantors may for valid business reasons, including without limitation, a potential acquisition,
               divestiture of assets or other material corporate transaction, issue a notice that the Market-Making Registration Statement is no longer effective or the prospectus included therein is no longer usable for offers and sales of Registrable Securities or
               Exchange Securities and may issue any notice suspending use of the Market-Making Registration Statement required under
               applicable securities laws to be issued for so long as valid business reasons exist and the Company shall not be obligated to amend or supplement the Market-Making Registration Statement or the prospectus included therein until it reasonably deems
               appropriate. The Market-Maker agrees that upon receipt of any notice from the Company pursuant to this Section 5(a)(vii), it will discontinue use of the Market-Making Registration Statement until receipt of copies of the supplemented or amended prospectus relating thereto or until advised in writing by the Company that the use of the Market-Making Registration Statement may be
               resumed.

     (b) In connection with the Market-Making Registration Statement, the
Company shall (i) make reasonably available for inspection by a representative of, and counsel acting for, the Market-Maker all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and (ii) use its reasonable best efforts to have its

                                       14

officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative or counsel or the
Market-Maker.

     (c) Prior to the effective date of the Market-Making Registration
Statement, the Company and the Guarantors will use their reasonable best efforts to register or qualify such Registrable Securities or Exchange Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Market-Maker reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities or Exchange Securities covered by the
Market-Making Registration Statement; provided that the Company and the
Guarantors will not be required to qualify generally to do business in any jurisdiction where they are not then so qualified or to take any action which would subject them to general service of process or to taxation in any such jurisdiction where they are not then so subject.

     (d) The Company represents that the Market-Making Registration Statement, any post-effective amendments thereto, any amendments or supplements to the related prospectus and any documents filed by them under the Exchange Act will, when they become effective or are filed with the SEC, as the case may be, conform in all respects to the requirements of the Securities Act and the
Exchange Act and the rules and regulations of the SEC thereunder and will not, as of the effective date of such Market-Making Registration Statement or post-effective amendments and as of the filing date of amendments or supplements to such prospectus or filings under the Exchange Act, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Market-Making Registration Statement or the related prospectus in reliance upon and in conformity with written information furnished to the
Company by the Market-Maker specifically for inclusion therein, which information the parties hereto agree will be limited to the statements concerning the Market-Making activities of the Market-Maker to be set forth on the cover page and in the "Plan of Distribution" section of the prospectus (the
"Market-Maker's Information").

     (e) At the time of effectiveness of the Market-Making Registration
Statement (unless it is the same as the time of effectiveness of the Exchange
Offer Registration Statement) and concurrently with each time the Market-Making
Registration Statement or the related prospectus shall be amended or such prospectus shall be supplemented, the Company shall (if requested in writing by the Market-Maker) furnish the Market-Maker and its counsel with a certificate of its Chairman of the Board of Directors or Chief Financial Officer to the effect that:

          (i)  the Market-Making Registration Statement has been declared effective;

          (ii) in the case of an amendment or supplement, such amendment has become effective under the Securities Act as of the date and time specified in such certificate, if applicable; if required, such amendment or supplement to the prospectus was filed with the SEC pursuant to the subparagraph of Rule 424(b) under the Securities
               Act specified in such certificate on the date specified therein;

                                       15

          (iii) to the knowledge of such officers, no stop order suspending the effectiveness of the Market-Making Registration Statement has
               been issued and no proceeding for that purpose is pending or threatened by the SEC; and

          (iv) such officers have carefully examined the Market-Making
               Registration Statement and the prospectus (and, in the case of an amendment or supplement, such amendment or supplement) and as of the date of such Market-Making Registration Statement, amendment or supplement, as applicable, the Market-Making Registration
               Statement and the prospectus, as amended or supplemented, if applicable, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (f) The Company and the Guarantors, on the one hand, and the Market-Maker, on the other hand, hereby agree to indemnify each other, and, if applicable, contribute to the other, in accordance with Section 6 of this Agreement.

     (g) The Company will comply with the provisions of this Section 5 at its own expense and will reimburse the Market-Maker for its expenses associated with this Section 5 (including reasonable fees of counsel).

     (h) The agreements contained in this Section 5 and the representations, warranties and agreements contained in this Agreement shall survive all offers and sales of the Registrable Securities or Exchange Securities and shall remain in full force and effect, regardless of any termination or cancellation of this
Agreement or any investigation made by or on behalf of any indemnified party.

     (i) For purposes of this Section 5, any reference to the terms "amend,"
"amendment" or "supplement" with respect to the Market-Making Registration
Statement or the prospectus contained therein shall be deemed to refer to and include the filing under the Exchange Act of any document deemed to be incorporated therein by reference.

Section 6. Indemnification and Contribution.

     (a) The Company and each Guarantor, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, the Market-Maker and each
Holder, their respective affiliates and each Person, if any, who controls any
Initial Purchaser or any Holder within the meaning of Section 15 of the
Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted), joint or several, (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Market-Maker Registration Statement or
any Prospectus, (ii) arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) in

                                       16

the case of the Market-Maker, any breach by the Company and the Guarantors of their representations, warranties and agreements contained in Section 5 hereof, except insofar as such losses, claims, damages or liabilities are arising out of or based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser, the Market-Maker or any Holder furnished to the
Company in writing through the Initial Purchasers, the Market-Maker or any selling Holder expressly for use therein. In connection with any Underwritten
Offering permitted by Section 3, the Company and the Guarantors will also indemnify the Underwriters, if any, the Market-Maker, selling brokers, dealers and similar securities industry professionals participating in the distribution, their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement or Market-Maker Registration
Statement.

     (b) Each Holder (including the Market-Maker) agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors, the Initial
Purchasers and the other selling Holders, their respective affiliates, the directors of the Company and the Guarantors, each officer of the Company and the
Guarantors who signed the Registration Statement or Market-Maker Registration
Statement and each Person, if any, who controls the Company, the Guarantors, any
Initial Purchaser and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities arising out of or based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration
Statement, any Market-Maker Registration Statement and any Prospectus.

     (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnification may be sought (the
"Indemnifying Person") in writing; provided that the failure to notify the
Indemnifying Person shall not relieve it from any liability that it may have under this Section 6 except to the extent that it has been materially prejudiced
(through the forfeiture of substantive rights or defenses) by such failure; and
provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 6. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the
Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified
Person and any others entitled to indemnification pursuant to this Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified
Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that

                                       17

there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the
Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified
Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for any Initial Purchaser, its affiliates and any control Persons of such Initial Purchaser shall be designated in writing by Credit Suisse First Boston LLC, (y) for any Holder, its affiliates and any control Persons of such Holder shall be designated in writing by the Majority
Holders and (z) in all other cases shall be designated in writing by the
Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying
Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying
Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person in form and substance satisfactory to such Indemnified Person from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

     (d) If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying
Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified
Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the
Company and the Guarantors from the offering of the Securities, on the one hand, and by the Holders from receiving Securities or Exchange Securities registered under the Securities Act, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i)
but also the relative fault of the Company and the Guarantors on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the
Guarantors on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by

                                       18

the Company and the Guarantors or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) The Company, the Guarantors and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim.
Notwithstanding the provisions of this Section 6, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     (f) The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any
Indemnified Person at law or in equity.

     (g) The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers, the Market-Maker or Holder their respective affiliates or any Person controlling any Initial Purchaser, the Market-Maker or any Holder,
or by or on behalf of the Company, the Guarantors, their respective affiliates or the officers or directors of or any Person controlling the Company or the
Guarantors, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement or
Market-Maker Registration Statement.

Section 7. Miscellaneous.

     (a) No Inconsistent Agreements. The Company and the Guarantors represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Company or any Guarantor under any other agreement and (ii) neither the Company nor any
Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

     (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Guarantors have obtained the written consent of
Holders of at least a majority in aggregate principal amount of the outstanding
Registrable Securities affected by such amendment,

                                       19

modification, supplement, waiver or consent (and, with respect to the provisions of Section 5 hereof, the written consent of the Market-Maker); provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 6 hereof shall be effective as against any Holder of
Registrable Securities unless consented to in writing by such Holder.

     (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 7(c), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; and (ii) if to the Company and the
Guarantors, initially at the Company's address set forth in the Purchase
Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the applicable Trustee, at the address specified in the
Indenture.

     (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement. If any transferee of any
Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable
Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such
Person shall be entitled to receive the benefits hereof. The Initial Purchasers
(in their capacity as Initial Purchasers) shall have no liability or obligation to the Company or the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such
Holder under this Agreement.

     (e) Purchases and Sales of Securities. The Company and the Guarantors shall not, and shall use their reasonable best efforts to cause their affiliates (as defined in Rule 405 under the Securities Act) not to, purchase and then resell or otherwise transfer any Registrable Securities.

     (f) Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Company and the
Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

                                       20

     (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY AND THE
GUARANTORS EACH HEREBY AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE
STATE OF NEW YORK, COUNTY OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT
OF OR RELATING TO THIS AGREEMENT.

     (j) Miscellaneous. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. This Agreement may not be amended or modified except by a writing executed by each of the parties hereto. Section headings herein are for convenience only and are not a part of this Agreement.
If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Company, the Guarantors and the
Initial Purchasers shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

                                       21

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                   METALDYNE CORPORATION

                                   By: /s/ Jeffrey M. Stafeil
                                       -----------------------------------------
                                       Name: Jeffrey M. Stafeil
                                       Title: Executive Vice President and CFO

                                   EACH OF THE GUARANTORS LISTED ON SCHEDULE I
                                   HERETO:

                                   By: /s/ Jeffrey M. Stafeil
                                       -----------------------------------------
                                       Name: Jeffrey M. Stafeil
                                       Title: Vice President

Confirmed and accepted as of the date first written above:

CREDIT SUISSE FIRST BOSTON LLC
DEUTSCHE BANK SECURITIES INC.
J.P. MORGAN SECURITIES INC.

     By CREDIT SUISSE FIRST BOSTON LLC

          By: /s/ James Stone
              --------------------------
              Name: James Stone
              Title: Director

                                   SCHEDULE I

                              ER Acquisition Corp.
                              GMTI Holding Company
                         Halyard Aviation Services, Inc.
                             MASG Disposition, Inc.
                        MASX Energy Services Group, Inc.
                       Metaldyne Accura Tool & Mold, Inc.
                              Metaldyne Company LLC
                    Metaldyne DuPage Die Casting Corporation
                             Metaldyne Europe, Inc.
                  Metaldyne Lester Precision Die Casting, Inc.
                      Metaldyne Light Metals Company, Inc.
                 Metaldyne Machining and Assembly Company, Inc.
                  Metaldyne Precision Forming-Fort Wayne, Inc.
                            Metaldyne Services, Inc.
                 Metaldyne Sintered Components of Indiana, Inc.
                       Metaldyne Sintered Components, LLC
                        Metaldyne Tubular Products, Inc.
                           Metaldyne U.S. Holding Co.
                         Precision Headed Products, Inc.
                               Punchcraft Company
                            Stahl International, Inc.
                               W.C. McCurdy & Co.
                             Windfall Products, Inc.
                        Windfall Specialty Powders, Inc.